                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                 ------------

                                   FORM S-8

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                              STERIS CORPORATION
- -------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                     OHIO
- -------------------------------------------------------------------------------
        (State or Other Jurisdiction of Incorporation or Organization)

                                  34-1482024
- -------------------------------------------------------------------------------
                     (I.R.S. Employer Identification No.)

             5960 HEISLEY ROAD, MENTOR, OHIO          44060-1868
- -------------------------------------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)

                         STERIS CORPORATION 401(k) PLAN
- -------------------------------------------------------------------------------
                           (Full Title of the Plan)


                          MICHAEL A. KERESMAN, III,
              SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
                                  SECRETARY
       STERIS CORPORATION, 5960 HEISLEY ROAD, MENTOR, OHIO  44060-1868
- -------------------------------------------------------------------------------
                   (Name and Address of Agent For Service)

                                 216-354-2600
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        (Telephone Number, Including Area Code, of Agent For Service)

                       CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                   Proposed           Proposed
                                                   Maximum             Maximum
  Title of Securities        Amount to be       Offering Price        Aggregate              Amount of
    to be Registered          Registered         Per Share*        Offering Price*        Registration Fee*
- -----------------------------------------------------------------------------------------------------------
   Common Shares,               1,000,000         $29                $29,000,000              $10,000
   without par value
===========================================================================================================

* Pursuant to Rule 457 of the Securities Act of 1933, figures are based on the average of the high and low prices for STERIS Common Shares as reported on the Nasdaq National Market System as of July 31, 1996.

REGISTRATION OF ADDITIONAL SECURITIES

Pursuant to General Instruction E of Form S-8, this Registration Statement represents the registration of additional securities of the same class as those registered on Registration Statement No. 33-55976 on Form S-8 filed by STERIS Corporation ("STERIS") with the Securities and Exchange Commission (the "Commission") on December 21, 1992.

                                   PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        The following documents filed with the Commission by STERIS (File No. 0-20165) are incorporated herein by reference: (a) STERIS's Registration Statement No. 33-55976 on Form S-8 filed with the Commission on December 21, 1992 and (b) STERIS's Registration Statement No. 333-1610 on Form S-4 filed with the Commission on April 1, 1996.

        The following documents filed with the Commission by AMSCO International, Inc. ("AMSCO") (File No. 1-10705) are incorporated herein by reference: (a) AMSCO's Annual Report of Form 10-K for the fiscal year ended December 31, 1995 filed with the Commission on March 26, 1996 and (b) AMSCO's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996, filed with the Commission on May 3, 1996.

Item 5. Interests of Named Experts and Counsel

        Roy L. Turnell, a partner of Thompson, Hine and Flory, P.L.L., is Assistant Secretary of STERIS Corporation.

Item 9. Undertakings

        The undersigned registrant hereby undertakes to submit the STERIS Corporation 401(k) Plan, as amended, (the "Plan") to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mentor, State of Ohio, on this 7th day of August, 1996.

                                           STERIS CORPORATION,
                                           Registrant


                                           /s/ Michael A. Keresman, III
                                           -------------------------------------
                                           Michael A. Keresman, III, Senior Vice
                                           President, Chief Financial Officer
                                           and Secretary



       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                 Title and Description                                          Date
                 ---------------------                                          ----
Bill R. Sanford, Chairman of the Board, President, Chief Executive              August 7, 1996
Officer, and Director (Principal Executive Officer); Michael A.
Keresman, III, Senior Vice President, Chief Financial Officer, and
Secretary (Principal Financial and Accounting Officer); Russell L.
Carson, Director; Raymond A. Lancaster, Director; Thomas J. Magulski,
Director; J.B. Richey, Director; Jerry E. Robertson, Ph.D., Director;
Frank E. Samuel, Jr., Director; Loyal W. Wilson, Director.


                                           By: /s/ Michael A. Keresman, III
                                               ---------------------------------
                                               Michael A. Keresman, III,
                                               Attorney-in-Fact


        Pursuant to the requirements of the Securities Act of 1933, the trustee has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on August 7, 1996.


                                          STERIS CORPORATION 401(k) PLAN

                                           By  /s/ Michael F. Pope
                                               ---------------------------------
                                               Michael F. Pope
                                               Trust Officer
                                               Key Trust Company of Ohio, N.A.

                              STERIS Corporation

                              Index to Exhibits

    Form S-8
   Exhibit No.                 Description                           Sequential Page No.
   -----------                 -----------                           -------------------
      4.1             1992 Amended Articles of                     Incorporated herein by reference to
                      Incorporation of STERIS Corporation          Exhibit 4.2 to the Registration
                      as amended by the 1996 Amendment             Statement on Form S-3 filed on
                                                                   June 21, 1996

     15.1             Letter of Arthur Andersen LLP re:
                      Unaudited Interim Financial Information

     23.1             Consent of Ernst & Young LLP

     23.2             Consent of Arthur Andersen LLP

     23.3             Consent of Thompson Hine &
                      Flory P.L.L.

     24.1             Powers of Attorney


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